November 29, 1996





Dear Shareholder:

We are pleased to present your Bailard, Biehl & Kaiser Diversa Fund annual shareholders' report for the year ended September 30, 1996. With this report, we have reproduced our October 31, 1996 letter we had previously sent updating you on the Diversa Fund's performance and investment strategy. We also have included the Fund's annual financial statements and portfolio holdings as of September 30, 1996.

In our October 31, 1996 letter, we argued that U.S. interest rates were likely to moderate as it became clearer that the U.S. economy remains on a slow growth, low inflation trajectory. This is indeed what has occurred. The yield on 30-year U.S. Treasury bonds has dropped from 6.9% at the end of September to 6.4% currently, triggering gains in both the U.S. stock and bond markets.

This decline in interest rates has led us to make a minor asset allocation strategy change. We have shifted 5% of the Diversa Fund's portfolio from U.S. bonds to U.S. stocks. Bond yields are now within what we would consider a fairly valued range. With the drop in interest rates, stocks are now significantly less overvalued relative to bonds. Corporate earnings expectations, as well, have adjusted to more reasonable levels as the economy has slowed. Finally, the drop in interest rates may set the stage for better growth later in 1997. All of these conditions support our slight increase in stock exposure.

As a result of this strategy change, the current asset allocation targets of the Diversa Fund are 2% cash equivalents, 29% U.S. bonds, 7% international bonds, 44% U.S. stocks, 18% international stocks and 0% real estate. We remain slightly overweight in U.S. bonds and slightly underweight in U.S. stocks relative to our long-term norms.

As always, please feel free to call us at 800-882-8383 if you have any questions or comments. We look forward to hearing from you.


Sincerely,



Thomas E. Bailard                                    Burnie E. Sparks, Jr. CFA
Chairman                                             President

October 31, 1996






Dear Shareholder:

We are pleased to enclose your BB&K Diversa Fund annual shareholders' letter for the year ended September 30, 1996. In this letter, we will review market conditions over the past twelve months, update you on the Diversa Fund's performance, and discuss our investment outlook and strategy.


Market Review and Performance Update

The twelve months ended September 30, 1996 offer an interesting insight into how market perceptions can change over time. During this period, investor sentiment moved from a conviction that the U.S. economy had achieved slow, stable, low inflationary growth to concern that accelerating economic growth would rekindle inflation, before turning once again to cautious optimism that moderating economic growth would allow inflation to remain subdued. This shifting tide of market opinion can be seen in the swings in the yield of 30-year U.S. Treasury bonds. These long-term interest rates tend to rise when fears of inflation increase and fall when fears of inflation subside. Yields on 30-year U.S. Treasury bonds dropped from about 7.9% at the end of 1994 to just under 6% at the end of 1995, only to peak at about 7.2% this summer before declining to about 6.9% at the end of September.

What caused these shifts in investor sentiment? Although conflicting economic data created some uncertainty about the economic outlook, the primary reason for the ebb and flow of market opinion is that the U.S. economy has entered unchartered waters. According to conventional wisdom, inflationary pressures should have risen when the U.S. unemployment rate dropped below its "natural" level of 6%. Yet inflation has remained well contained. The true "natural" rate of unemployment has clearly declined well below 6%, if one exists at all. Structural changes in the American economy, increased global competition, and the expansion of free markets worldwide have, so far, allowed the U.S. to sustain lower unemployment rates without triggering renewed inflation. This makes it much harder for market participants to predict when inflation is likely to increase.

During the fourth quarter of 1995, when the market consensus was at it most optimistic, all of the major asset classes experienced good returns. Starting in February of 1996, however, the U.S. bond market was hard hit by inflationary fears and rising interest rates. The U.S. stock market, on the other hand, shrugged off the increase in interest rates until July, when it corrected significantly, only to recover the lost ground in August and September. The disparity in stock and bond returns can be seen in the fact that the S&P 500 rose 20.3%, while the Merrill Lynch 7-10 year U.S. Treasury Index increased only 3.5% for the year ended September 30, 1996. International bonds held up much better than U.S. bonds, while international stocks lagged their domestic counterparts.

The BB&K Diversa Fund's performance mirrored these market movements. After returning a robust 4.8%* in the fourth quarter of 1995, the Fund's diversification smoothed out the volatility in the investment markets, allowing it to grow at a fairly steady pace of 1.9%* in the first quarter of 1996, 1.5%* in the second quarter of 1996, and 1.5%* in the third quarter of 1996. The
Diversa Fund therefore posted a total return of 10.1% for the year ended September 30, 1996.

Market Outlook

The financial markets' fears of inflation here in the U.S. are overstated. The American economy remains on a slow growth trajectory. Consumers are unlikely to increase spending due to high debt levels, low wage growth and concerns about job security. The increase in interest rates we saw earlier this year will also tend to slow growth. Given slow growth, the structural changes in the U.S. economy, and the pressures from global competition, inflation will remain subdued. U.S. interest rates should continue to moderate as it becomes clearer inflation is still under control.

Although this type of economic environment is generally favorable to the equity markets, we are somewhat cautious about the outlook for domestic stocks. The U.S. stock market is overvalued at current levels, corporate earnings appear to have reached their cyclical peak, and investors are too complacent and overweight in equities. U.S. bonds, on the other hand, offer better valuations and the prospect of appreciation should interest rates, as we expect, continue to decline.

Overseas, international stocks are more attractive than international bonds from both a relative valuation and a prospective return standpoint. Foreign economic growth has bottomed and is starting to recover. International stocks should benefit from rising corporate earnings as economic growth strengthens and foreign companies streamline their operations. International stocks are also attractively valued relative to U.S. stocks. In contrast, international bonds have outperformed U.S. bonds and probably have limited upside potential from here.

Investment Strategy

During the quarter, we increased our weighting in U.S. bonds by 5% from 29% to 34%. In October, we also shifted 3% from international bonds to international stocks. We are now underweight in U.S. stocks and international bonds and overweight in U.S. bonds and international stocks. The current asset allocation targets of Diversa are 2% cash equivalents, 34% U.S. bonds, 7% international bonds, 39% U.S. stocks and 18% international stocks.

[GRAPHIC OMITTED]

These are the investment targets for the Bailard, Biehl & Kaiser Diversa Fund as of October 31, 1996. The Fund's actual asset allocations may fluctuate from time to time above and below these targets.

Closing Comments

This has been an interesting year, as shifting views of the prospects for renewed inflation have introduced more volatility into the financial markets. We believe the U.S. economy remains on a slow growth, low inflation path in which domestic bonds are relatively more attractive than domestic stocks. Our analysis suggests we are also approaching that stage in the economic and investment cycle in which international stocks will be relatively more attractive than U.S. stocks.

Please let us know if you have any comments or questions by calling one of our client service counselors at 800-882-8383. We continue to appreciate your confidence and support.


Sincerely,



Thomas E. Bailard                                    Burnie E. Sparks, Jr., CFA
Chairman                                             President




*  Average annual total returns for investment periods ended September 30, 1996:
   3  months:  1.51%;  6  months:  3.06%;  12  months:  10.09%;  5 years:  8.73%
   annualized; since inception (12/18/86): 7.26%, annualized. As required by the Securities and Exchange Commission, these figures reflect the average compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Fund were reinvested at net asset value. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser Diversa Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1996

                                           Par
                                          Value          Value                                                Shares        Value
Domestic Securities (71.9%)                                       Finance  (3.6%)
                                                                     Aetna Inc.                                7,000    $   492,625
Domestic Fixed Income (33.0%)                                        Chase Manhattan Corp.                    10,300        825,288
Government Bonds  (33.0%)                                           *National Mercantile Bancorp
    United States Treasury Bonds                                     Wts Exp: 6/2/99                           1,434              0
                                                                                                                         -----------
           7.625%  02-15-25          $  1,920,000 $   2,061,300   Total Finance                                           1,317,913
    United States Treasury Notes
           7.125%  02-29-00             4,365,000     4,467,305   Health Care  (4.3%)
    United States Treasury Notes                                    *Forest Labs, Inc. (Class A)               7,700        278,163
           5.625%  02-28-01               700,000       678,562      Johnson & Johnson                         8,400        430,500
    United States Treasury Notes                                     Teva Pharmaceutical Inds Ltd.  ADR       10,600        491,575
           6.500%  05-31-01             1,100,000     1,101,719      Warner Lambert Co.                        5,600        369,600
                                                                                                                         -----------
    United States Treasury Notes                                  Total Health Care                                       1,569,838
           5.875%  02-15-04             1,500,000     1,434,844
    United States Treasury Notes                                  High Technology  (4.5%)
           5.625%  02-15-06             2,500,000     2,320,703     *Cisco Systems Inc.                        6,000        372,375
                                                   -------------
                                                                     Intel Corp.                               2,700        257,681
Total Domestic Fixed Income                                         *Microsoft Corp.                           2,800        369,250
    (Identified Cost $11,454,187)                    12,064,433      Xerox Corp.                              12,300        659,588
                                                   -------------                                                         -----------
                                                                  Total High Technology                                   1,658,894
Domestic Stock Market  (38.9%)            Shares         Value
                                                                  Transportation  (2.2%)
Basic Industry  (2.2%)                                               CSX Corp.                                10,200        515,100
    Millipore Corp.                         7,000       276,500      Rollins Truck Leasing Corp.              25,700        289,125
                                                                                                                         -----------
    Nucor Corp.                             6,200       314,650   Total Transportation                                      804,225
    Sigma Aldrich Corp.                     4,000       228,000
                                                   -------------
Total Basic Industry                                    819,150   Utilities  (3.9%)
                                                                     AT&T Corp.                               12,000        627,000
Capital Goods  (5.0%)                                                MCI Communications Corp.                 15,300        392,063
    Deere (John) & Co.                      8,100       340,200      Ohio Edison Co.                          20,800        403,000
                                                                                                                         -----------
    Fluor Corp.                             3,700       227,550   Total Utilities                                         1,422,063
    General Electric Company                8,500       773,500
    Harnischfeger Inds Inc.                 5,400       203,850   Total Domestic Stock Market
   *Litton Ind., Inc.                       6,200       305,350      (Identified Cost $11,236,022)                       14,217,261
                                                   -------------                                                         -----------
Total Capital Goods                                   1,850,450
                                                                  Total Domestic Securities
Consumer Durables  (1.4%)                                            (Identified Cost $23,690,208)                       26,281,694
                                                                                                                         -----------
   *Lear Corp.                              9,000       297,000
    Sunbeam Corp.                           7,400       171,125
                                                   -------------
Total Consumer Durables                                 468,125   International Securities  (26.3%)
                                                                                                           Par Value
Consumer Services  (2.4%)                                         International Fixed Income  (9.6%)   (Local Currency)
    Danka Business Systems Plc ADR          6,100       242,475
    General Nutrition Cos Inc.              9,700       170,356      Asian Development Bank
   *Sound Advice Inc. Wts Exp:  6/14/99        93             0          5.625%  02-18-2002        (Y)    15,000,000         157,170
    Sysco Corp.                            14,000       470,750      British Telecom Plc
                                                   -------------
Total Consumer Services                                 883,581          7.125%  09-15-2003    (pound)        30,000          45,960
                                                                     German Federal Republic
Consumer Staples  (7.2%)                                                 8.375%  05-21-2001         DM       810,000         603,074
    Archer Daniels Midland Co.             22,155       426,484      Government of Australia
    Eastman Kodak Co.                       5,200       408,200          10.000%  10-15-2002        A$       150,000         132,815
    Pepsico, Inc.                          19,800       559,350      Government of Canada
    Philip Morris Co., Inc.                 4,900       439,775          8.500%  04-01-2002         C$       400,000         321,586
    Procter & Gamble Co.                    8,100       789,750      Government of France OAT
                                                   -------------
Total Consumer Staples                                2,623,559          9.500%  01-25-2001         FF     2,050,000         464,926
                                                                     Government of Netherlands
Energy/Resources  (2.2%)                                                 8.500%  03-15-2001        NLG       300,000         200,225
    Kerr McGee Corp.                        5,200       316,550      Government of Sweden
    Texaco Inc.                             2,800       257,600          13.000%  06-15-2001       SEK     2,000,000         377,225
    Valero Energy Corp.                    10,300       225,313      Kingdom of Denmark
                                                   -------------
Total Energy/Resources                                  799,463          8.000%  05-15-2003        DKr     1,125,000         209,033
                                                                     Ontario Hydro (Global)
                                                                         10.000%  03-19-2001        C$        25,000          20,997

                     (See "Notes to Financial Statements")
BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1996

                                              Par Value
                                          (Local Currency)    Value                                                Shares    Value
International Fixed Income (Continued)                                France - Continued
    Soc. Natl des Chemins de Fer                                        Credit Local de France SA                    200    17,036
        6.750%  03-01-2000             (Y)   32,000,000  $  335,439     Ecco                                          50    11,983
    Treuhandanstalt                                                     Eramet                                       150     8,947
        7.750%  10-01-2002             DM       450,000     328,382     Eridania Beghin Say SA                       100    15,429
    U.K. Treasury                                                       Generale Des Eaux                            100    10,861
        9.750%  08-27-2002         (pound)      180,000     314,674     Michelin CL B                                300    15,303
                                                          ----------
                                                                        Peugeot SA                                   150    16,523
Total International Fixed Income                                        Sagem                                         20    11,616
    (Identified Cost $3,464,573)                          3,511,506     St Gobain                                    100    13,551
                                                          ----------
                                                                        Sanofi                                       370    30,313
International Stocks  (16.7%)                   Shares                  Seita                                        300    12,603
Argentina (0.10%)                                                       Soc Natl Elf Aquitaine Bearer                500    39,096
    Banco Frances Del Rio Della Plata ADR           500      13,063     Societe Generale Paris                       200    22,108
    Telefonica De Argentina ADR                     500      12,438     Technip SA                                   200    18,271
                                                                                                                          ---------
    YPF SA ADR                                      500      11,438   Total France                                         375,056
                                                          ----------
Total Argentina                                              36,939
                                                                      Germany (1.2%)
Australia (0.3%)                                                        BASF AG                                      700    22,006
    Australia & New Zealand Bank Group Ltd.       2,200      12,592     Bankgesellschaft Berlin AG                 1,100    21,973
    Broken Hill Proprietary Ltd.                  2,500      32,062     Bayer AG                                   1,000    36,677
    CRA Ltd.                                      1,200      18,050     Bayeriache Motoren Werke AG                   30    17,163
    Davids Ltd.                                   7,700      10,728     Berliner Kraft & Licht Class A                70    19,026
    National Australia Bank Ltd.                  1,200      12,673     CKAG Colonia Konzern AG                      600    46,173
    The News Corporation Ltd.                     2,900      15,221     Degussa                                       30    10,856
                                                          ----------
Total Australia                                             101,326     Deutsche Bank AG Bearer                      650    30,609
                                                                        Fresenius AG Pfd.                             90    16,622
Belgium  (0.1%)                                                         Ind-Werke Karl-Aug (IWKA) AG                  50    11,131
    Kredietbank NPV                                  40      13,108     Man AG                                        60    15,483
    Powerfin SA NPV                                  50       7,174     Mannesmann AG                                 50    18,731
    Societe Generale de Belgique                    100       7,811     SAP AG Pfd.                                  150    25,199
                                                          ----------
Total Belgium                                                28,093     Siemens AG Bearer                          1,050    55,332
                                                                        Veba AG                                      850    44,480
Canada (0.7%)                                                           Volkswagen AG                                100    37,266
                                                                                                                          ---------
    Alcan Aluminum Ltd.                             300       9,000   Total Germany                                        428,727
    B C Gas Inc.                                    800      10,895
    Bank of Montreal                                800      21,497   Hong Kong  (0.9%)
    Barrick Gold Corp.                              700      17,588     Cheung Kong Holdings                       3,000    23,083
    Bombardier Inc. CL B                            700       9,970     Dickson Concept Intl Ltd.                  4,000    12,854
    Canadian Imperial Bank of Commerce              900      32,642     Electric & Eltek Intl Holdings Ltd.       65,000    12,356
    Canadian Natural Resources                      600      13,480     Hang Seng Bank                             2,000    21,208
    Imasco Ltd.                                   1,000      21,952     Henderson Land & Development               4,000    34,269
    Imperial Oil Ltd.                               300      12,750     Hong Kong & China Gas                     12,000    20,406
    Inco Ltd.                                       400      12,300    *Hong Kong & China Gas Wts (Ex 9/30/97)     1,000       304
    Loblaw Cos Ltd.                               1,200      10,044     Hong Kong & Shanghai Hotels                5,000     9,020
    Molson Co. Ltd. CL  A                           600       8,700     Hong Kong Telecommunications               7,000    12,673
   *Newbridge Networks Corp.                        200      12,750     HSBC Holdings                              1,200    22,268
    Noranda Inc.                                    800      16,358     Hutchison Whampoa Ltd.                     9,000    60,520
    Quebecor Inc. CL B                              700      10,484     New World Development Co. Ltd.             5,000    26,316
   *Renaissance Energy Ltd.                         400      11,732    *Peregrine Investment Wts (Ex 5/15/98)        800       150
    Shell Canada Ltd. Class A                       300       9,603     Qingling Motor Company                    31,000    11,926
    Telus Corp.                                     500       6,846     Shanghai Industrial Holdings               6,000    13,772
    Thomson Corp.                                   600      10,793     Sinocan Holdings Limited                  26,000    11,600
    Transcanada Pipelines Ltd                       700      11,288     Sun Hung Kai Properties Ltd.               3,000    31,909
                                                          ----------
Total Canada                                                270,672     Varitronix International                   5,000     9,181
                                                                                                                          ---------
                                                                      Total Hong Kong                                      333,815
France  (1.0%)
    Air Liquide (L')                                121      18,740   Indonesia  (0.1%)
    Alcatel Alsthom CGE                             200      16,862     Bank International Indonesia (Fgn Regd)    6,115     8,950
    Axa SA                                          150       8,985     Citra Marga Nusaphale Persada (Fgn Regd)  12,000     8,136
    Canal Plus                                      100      24,586     Gudang Garam (Fgn Regd)                    2,000     7,533
    Carrefour Super Marche                           88      49,388     Indah Kiat Pulp & Paper (Fgn Regd)        13,310    10,170
                                                                                                                          ---------
    CIE Financiere De Paribas A Shares              200      12,855   Total Indonesia                                       34,789

                     (See "Notes to Financial Statements")
BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1996

                                               Shares         Value                                              Shares       Value
Ireland (0.1%)                                                        Korea (0.1%)
    Allied Irish Banks                          2,000    $   11,773      Kepco/ Korea Electric Power Corp.           210   $  6,941
    CRH                                         1,000        10,217      Korea Long Term Credit Bank                 400      9,434
    Irish Life Plc                              1,000         4,042      Samsung Electronics                         100      7,845
                                                                                                                           ---------
    Kerry Group Class A                         1,000        10,746   Total Korea                                            24,220
    Smurfit (Jefferson) Plc                     2,500         6,817
    Waterford Wedgewood Units                   1,000         1,291   Malaysia (0.4%)
                                                          ----------
Total Ireland                                                44,886      Commerce Asset Holdings Berhad            1,500      9,336
                                                                         DCB Holdings Berhad                       4,000     13,725
Italy  (0.6%)                                                            Genting Berhad                            1,400     10,166
    Banca Comm Italiana                         2,800         5,589      Fraser & Neave Holdings Berhad            2,500     11,969
    Credito Italiano                            4,400         5,053      Petronas Gas Berhad                       4,000     16,278
    Danieli & Co.                               1,700        10,995      Rashid Hussain Berhad                     3,000     16,637
    Edison SpA                                  1,800        11,216      Sime Darby Berhad                         4,000     13,246
    ENI SpA                                     6,900        35,269      Sime UEP Properties Berhad                5,000     12,269
    Fiat SpA ORD                                7,500        21,076      Sungei Way Holdings                       2,000     10,693
    IFI (Istit Fi Ind) Priv                     1,000         7,978      Telekom Malaysia                          2,000     17,635
    Istituto Nazionale Delle Assicurazioni     20,000        28,955      Tractors Malaysia Holdings                5,000     10,473
                                                                                                                           ---------
    Istituto Mobilaire Italiano                 5,100        43,331   Total Malaysia                                        142,427
*   Olivetti & Co. SpA                         20,000         7,327
    R.A.S.                                        660         6,511   Mexico (0.4%)
    Telecom Italia SpA                         17,700        32,598      Alfa SA De Cv Class A                     2,200      9,755
    Telecom Italia Mobile SpA                  10,800        23,968      Cemex SA ADR                              1,500     12,281
                                                          ----------
Total Italy                                                 239,866     *Cifra SA De Cv  ADR                       6,500      9,100
                                                                         Coca Cola Femsa SA De Cv ADR                600     14,250
Japan  (3.4%)                                                            Empresa La Moderna SA De Cv ADR             800     15,300
    Bridgestone Metalpha Corp.                  5,000        58,684      Femsa "B"                                 3,500     10,655
    Canon Inc.                                  1,000        19,621  *,**Grupo Financiero Bancomer SA ADR (144A)   1,100     10,588
    Canon Sales Co. Inc.                           50         1,357      Grupo Carso A1                            2,100      9,617
    Chugoku Bank                                3,000        49,456      Grupo Ind. Maseca ADR                       500      9,438
    Daikyo Inc.                                 5,000        33,642     *Grupo Televisa GDR                          300      8,663
    Dowa Fire & Marine                          9,000        46,284      Kimberly Clark de Mexico SA ADR Class A     300     11,250
    Fuji Machine Manufacturing                  2,000        51,068      Telefonos de Mexico SA ADR                  600     19,275
                                                                                                                           ---------
    Hitachi Ltd.                                5,000        48,381   Total Mexico                                          140,172
    Hokkaido Takushoku                          3,000         7,687
    JACCS Co. Ltd.                              2,000        16,862   Netherlands  (2.2%)
    Japan Tobacco Inc.                              7        51,552      ABN-AMRO Holdings NV                        800     44,331
    Kansai Paint Co.                            3,000        14,111      Aegon NV                                    300     14,802
    Kitz Corp.                                  3,000        14,030      D.S.M. NV                                   200     19,620
    Komai Tekko                                 2,000        14,693      Fortis Amev NV                              500     14,948
    Kurita Water Industries                     3,000        64,776      Getronics NV                              1,200     30,410
    Makita Corp.                                1,000        14,604      Heineken NV                                 100     18,247
    Mitsubishi Heavy Industries Ltd.            9,000        73,135      Hoogovens NV CV A                           100      3,579
    Mitsubishi Motors Corp.                     2,000        16,862      IHC Caland NV                               300     15,783
    Mitsubishi Oil Co.                          3,000        22,846      ING Groep NV                              2,250     70,158
    Nippon Steel Corp.                         11,000        34,099      Koninklijke Ahold NV                        200     11,316
    Nippon Yankin Kogyo                         4,000        16,091      Nutricia Ver Bedrijven CV A                 300     39,590
    Omron Corp.                                 1,000        18,725      OCE - Van Der Grinten NV                    100     10,913
    Promise Co.                                 1,000        46,589      Royal Dutch Petroleum Co. (new shares)    2,600    405,920
    Roland Corp.                                2,000        34,942      Royal Dutch Petroleum Co.                   650    101,529
    Santen Pharmaceutical Co.                   1,100        23,948      Van Ommeren NV CV A (Ptg Cert)              300     11,737
                                                                                                                           ---------
    Sanwa Bank Ltd.                             5,000        90,042   Total Netherlands                                     812,883
    Sanyo Electric Co.                          5,000        26,833
    Sekisui House Ltd.                          5,000        54,652   Norway (0.1%)
    Sumitomo Electric Industries                2,000        27,416      Awilco AS B                               1,200     10,330
    Suzuki Motor Corp.                          7,000        85,293      Leif Hoegh & Co.                            600     10,053
    Toho Gas Co.                                8,000        26,018      Norsk Hydro AS                              500     23,404
    Tokyo Gas Co.                               9,000        30,722      Saga Petroleum AS                           700     11,298
                                                                                                                           ---------
    Tokyo Ohka Kogyo Co. Ltd.                   1,000        25,355   Total Norway                                           55,085
    Toyo Trust & Banking Co. Ltd.               3,000        27,416
    Yamaichi Securities Co.                     4,000        24,549   Phillipines (0.1%)
    Yamamura Glass Co.                          2,000        10,572     *Filinvest Land Inc.                      30,900     11,189
    Yamanouchi Pharmaceutical Co. Ltd.          1,000        21,144     *Philippine National Bank                    600      9,891
                                                          ----------
Total Japan                                               1,244,057     *Pilipino Telephone                        6,200      8,508
                                                                                                                           ---------
                                                                           Total Phillipines                                 29,588

                     (See "Notes to Financial Statements")
BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1996

                                                Shares        Value                                              Shares      Value
Portugal (0.1%)                                                         United Kingdom  (2.7%)
    Banco Totta & Acores (Fgn Regd)                500     $    8,739      Anglian Water Plc                      1,400  $   11,779
    Portugal Telecom ADR                           500         12,875      Associated British Foods               3,000      19,206
                                                            ----------
Total Portugal                                                 21,614      B.A.T. Industries Plc                  4,000      26,641
                                                                           BAA Group                              2,100      16,238
Singapore  (0.2%)                                                          Barclays Bank Plc                      6,000      88,186
    Acma Ltd.                                    2,000          4,772      Bardon Group Plc                      31,900      17,226
    DBS Land                                     4,000         13,237      Bass Plc                               3,300      40,264
    Development Bank of Singapore                  800          9,828     *British Aerospace                      1,000      16,537
         (Fgn Regd)                                                       *British Biotechnology                  5,620      18,473
    Jardine Strategic Holdings                   3,000          9,540      British Gas Plc                        5,000      15,613
    Overseas Chinese Bank (Fgn Regd)             1,000         12,001      British Petroleum Plc                  5,500      57,077
    Singapore Airlines Ltd. (Fgn Regd)           1,000         10,084      British Steel Plc                      9,300      28,823
    United Overseas Land                         4,500          7,094      British Telecom Plc                   11,600      64,729
*   United Overseas Land Wts Exp: 5/28/01          450            320      East Midland Electric Plc              2,000      16,294
*   Want Want Holdings                           5,000         11,900      General Accident                       2,000      21,319
                                                            ----------
Total Singapore                                                78,776      General Electric Company Plc           3,500      21,667
                                                                           Great Universal Stores Plc             3,600      36,120
Spain  (0.4%)                                                              Hyder Plc Pfd.                         2,520       4,038
    Autopistas Cesa                                525          6,273      Iceland Group Plc                      8,000      11,019
   *Argentaria                                     500         20,705      Imperial Chemical Industries           1,400      18,517
    Banco de Santander                             300         15,599      Invesco Plc                            4,500      16,658
    Banco Intercontl                               100         11,520      Lloyds Chemists                        2,000      15,762
    Banco Bilbao Vizcaya (Fgn Regd)                400         18,432      Lloyds TSB Group Plc                  12,982      76,810
    Endesa                                         300         17,654      London Clubs International             6,000      28,175
    Fuerzas Electrica de Cataluna                1,000          7,488      London Electric Plc                    1,500      14,404
         (FECSA) Series A                                                  Lonrho                                 5,000      13,344
    Iberdrola SA                                 2,200         21,320      Mirror Group Plc                      13,600      46,194
    Tabacalera SA Series A                         100          4,266      Prudential Corp.                       1,800      12,664
    Telefonica de Espana SA                      1,500         27,847      Reuters Holdings                       3,000      34,678
                                                            ----------
Total Spain                                                   151,104      Shell Transport & Trading              2,500      38,153
                                                                           Smithkline Beecham                     3,057      37,347
Sweden (0.4%)                                                              Tate & Lyle                            2,500      18,294
    ABB AB A                                       100         10,590      Unichem Plc                            4,600      18,072
    AGA AB Series B Free                           700         11,405      Yorkshire Electricity Group            1,200      14,031
    Astra AB Series A Free                         700         29,568      Yorkshire Water Plc                      400       3,960
    Ericsson Tele Series B                       1,000         25,193      Zeneca Group Plc                       1,500      37,284
                                                                                                                         -----------
    Investor AB Class B                            500         19,008   Total United Kingdom                                975,596
*   Scania AB Wts Exp: 6/04/99                     500            528
    Stora Kopparbergs Series A                     900         11,676   Total International Stocks
    Svenska Handelsbanken Series  A                800         19,672      (Identified Cost $5,706,030)                   6,122,010
                                                                                                                         -----------
*   Swedish Match AB                               500          1,509
    Volvo AB Free                                  500         10,749   Total International Securities
                                                            ----------
Total Sweden                                                  139,898      (Identified Cost $9,170,603)                   9,633,516
                                                                                                                         -----------

Switzerland  (1.0%)                                                     Total Bonds and Equity Securities (98.2%)
    Adecco SA Bearer                                60         16,493      (Identified Cost $32,860,811)                 35,915,210
                                                                                                                         -----------
    Ciba-Geigy AG (Regd)                            20         25,560
    Clariant AG (Regd)                              50         17,329
    CS Holding (Regd)                              520         51,374
    Danzas Holdings AG (Ptg Cert)                   60         11,521
    Nestle AG (Regd)                                30         33,416
    Roche Holding AG (Div Right Cert)                5         36,790
    Sandoz AG (Regd)                               125        149,988
    Swiss Bank Corp. (Regd)                        220         41,937
                                                            ----------
Total Switzerland                                             384,408

Thailand (0.1%)
    Bangkok Bank Public Co. Ltd. (Fgn Regd)      1,500         19,582
    Thai Farmers Bank Pcl (Fgn Regd)               800          8,431
                                                            ----------
Total Thailand                                                 28,013

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1996


                                                  Par Value        Value
Short-Term Investments  (1.5%)

    Brown Brothers Harriman & Co.
       (Grand Cayman Branch)
       5.00% Call Account                    $     550,000       $    550,000
                                                                 ------------
       (Identified Cost $550,000)

Total Investments (99.7%)
    (Identified Cost $33,410,811)                                  36,465,210

Other Assets less Liabilities (0.3%)                                  101,045
                                                                 ------------

Net Assets (100.0%)                                              $ 36,566,255
                                                                 ============



              A$     - Australian Dollar           FF     - French Franc
         (pound)     - British Sterling           (Y)     - Japanese Yen
              C$     - Canadian Dollar            NLG     - Netherlands Guilder
            DKr      - Danish Kroner              ESP     - Spanish Peseta
              DM     - German Mark                SEK     - Swedish Krona



-----------------

*   Non-income producing security

** Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. On September 30, 1996, these securities were valued at $10,588, less than .01% of Net Assets.

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1996

---------------------------------------------------------------------------------------------------------------------
Assets

Investments, at value
      (Identified cost $33,410,811)                                                                 $      36,465,210
Foreign Currency,  at value
      (Identified cost $16,209)                                                                                15,659
Cash                                                                                                              908
Receivables:
      Dividend, interest and recoverable foreign taxes receivable            $      305,396
      Unrealized gain on forward currency contracts open (Note 5)                    37,981
      Portfolio securities sold                                                      51,588
      Fund shares sold                                                                6,426                   401,391
                                                                              --------------
Prepaid expenses                                                                                                7,844
                                                                                                     -----------------

      Total assets                                                                                         36,891,012
                                                                                                     -----------------

Liabilities

Payables:
      Portfolio securities purchased                                                 36,337
      Shares of the Fund redeemed                                                    81,665                   118,002
                                                                              --------------
Accrued management fees (Note 3)                                                                               29,509
Other accrued expenses                                                                                        177,246
                                                                                                     -----------------

      Total liabilities                                                                                       324,757
                                                                                                     -----------------

Net assets (equivalent to $13.39 per share, representing
      the offering and redemption price for 2,730,050
      shares outstanding, unlimited number of shares authorized)                                    $      36,566,255
                                                                                                     =================


Net assets consist of:
      Capital paid in                                                                               $      29,310,028
      Accumulated undistributed net investment income                                                         575,755
      Accumulated net realized gain on investments
         and foreign currency transactions                                                                  3,592,688
      Unrealized appreciation on:
         Investments                                                         $    3,054,399
         Foreign currency                                                            33,385                 3,087,784
                                                                              --------------         -----------------

                                                                                                     $      36,566,255
                                                                                                     =================

                      See "Notes to Financial Statements"

BAILARD, BIEHL & KAISER DIVERSA FUND
STATEMENT OF OPERATIONS
SEPTEMBER 30, 1996

--------------------------------------------------------------------------------------------------------------------
Investment Income
      Dividends (net of foreign taxes withheld of $19,917)                                          $       553,367
      Interest (net of foreign taxes withheld of $1,160)                                                  1,035,480
                                                                                                    ----------------
                                                                                                          1,588,847

Expenses
      Advisory fees                                                          $    370,980
      Custodian fees                                                              174,875
      Audit and legal fees                                                        106,998
      Transfer agent fees                                                          36,999
      Administrative fees                                                          32,999
      Trustees' fees and expenses                                                  31,502
      Insurance                                                                     5,464
      Printing fees                                                                 5,000
      Registration fees                                                             6,466
      Miscellaneous expenses                                                        5,236
                                                                              ------------
         Total expenses                                                                                     776,519
                                                                                                    ----------------

         Net investment income                                                                              812,328
                                                                                                    ----------------


Realized and Unrealized Gain (Loss)
      on Investments and Foreign Currency

      Net realized gain on investments                                                                    3,636,128
      Net unrealized loss on investments                                                                   (708,875)
                                                                                                    ----------------

         Net gain on investments                                                                          2,927,253
                                                                                                    ----------------

      Net realized gain on foreign currency                                                                  42,779
      Net unrealized  gain on foreign currency
         and foreign currency denominated assets and
         liabilities                                                                                         72,952
                                                                                                    ----------------

         Net gain on foreign currency                                                                       115,731
                                                                                                    ----------------

         Net gain on investments and foreign currency                                                     3,042,984
                                                                                                    ----------------
       FOREIGN CURRENCY
      Net increase in net assets resulting from operations                                         $      3,855,312
                                                                                                    ================

                      See "Notes to Financial Statements"

BAILARD, BIEHL & KAISER DIVERSA FUND
STATEMENT OF CHANGES IN NET ASSETS

-------------------------------------------------------------------------------------------------------------------------------
                                                                                       For the year ended September 30,
                                                                                -----------------------------------------------
                                                                                        1996                       1995
Increase (Decrease) in Net Assets

Operations:
      Net investment income                                                    $            812,328       $          1,247,408
      Net realized gain on investments                                                    3,636,128                  2,659,873
      Net unrealized gain (loss) on investments                                            (708,875)                 1,243,444
      Net realized gain (loss) on foreign currency                                           42,779                   (199,310)
      Net unrealized gain on foreign currency and
         foreign currency denominated assets and liabilities                                 72,952                     40,362
                                                                                --------------------       --------------------

      Net increase (decrease) resulting from operations                                   3,855,312                  4,991,777
                                                                                --------------------       --------------------

Distributions to shareholders:
      From net investment income                                                           (950,677)                  (931,330)
      From net realized gains                                                            (2,284,254)                  (184,888)
                                                                                --------------------       --------------------

      Total distributions                                                                (3,234,931)                (1,116,218)
                                                                                --------------------       --------------------

Fund share transactions:
      Proceeds from shares sold                                                           2,017,739                  1,839,930
      Net asset value of shares issued on
         reinvestment of distributions                                                    2,932,877                  1,013,443
      Cost of shares redeemed                                                            (9,693,163)               (12,087,247)
                                                                                --------------------       --------------------

      Net decrease resulting from Fund share
         transactions                                                                    (4,742,547)                (9,233,874)
                                                                                --------------------       --------------------

      Net decrease                                                                       (4,122,166)                (5,358,315)


Net Assets
      Beginning of year                                                                  40,688,421                 46,046,736
                                                                                --------------------       --------------------
      End of year (including undistributed net
         investment income of $575,755 and
         $687,154, respectively)                                               $         36,566,255       $         40,688,421
                                                                                ====================       ====================

Number of Fund Shares
      Sold                                                                                  153,963                    152,238
      Issued on reinvestment of distributions                                               228,096                     83,514
      Redeemed                                                                             (734,896)                  (985,362)
                                                                                --------------------       --------------------

      Net decrease                                                                         (352,837)                  (749,610)
                                                                                ====================       ====================

                      See "Notes to Financial Statements"

BAILARD, BIEHL & KAISER DIVERSA FUND
FINANCIAL HIGHLIGHTS

----------------------------------------------------------------------------------------------------------------------------------
For a share outstanding throughout the year:
                                                                                        Year End September 30
                                                          ------------------------------------------------------------------------
                                                                                    1              1
                                                              1996            1995           1994           1993           1992
                                                              ----            ----           ----           ----           ----
Net Asset Value, Beginning of Year                        $      13.20     $    12.01     $    12.68     $    10.93     $    10.64
                                                          ------------     ----------     ----------     ----------     ----------

   Income from Investment Operations:

      Net Investment Income                                       0.31           0.38           0.26           0.39           0.34

      Net Realized/Unrealized Gain (Loss) on
          Securities and Foreign Currency                         0.96           1.13          (0.66)          1.66           0.30
                                                          ------------     ----------     ----------     ----------     ----------

      Total from Investment Operations                            1.27           1.51          (0.40)          2.05           0.64
                                                          ------------     ----------     ----------     ----------     ----------

   Less Distributions:

      From Net Investment Income                                 (0.32)         (0.26)         (0.05)         (0.30)         (0.35)

      From Net Realized Gains                                    (0.76)         (0.06)         (0.22)       --             --
                                                          ------------     ----------     ----------     ----------     ----------

      Total Distributions                                        (1.08)         (0.32)         (0.27)         (0.30)         (0.35)
                                                          ------------     ----------     ----------     ----------     ----------

   Net Asset Value, End of Year                           $      13.39     $    13.20     $    12.01     $    12.68     $    10.93
                                                          ============     ==========     ==========     ==========     ==========

   Total Return                                                  10.09%         12.83%         (3.18%)        19.05%          6.16%

   Ratios/Supplemental Data:

      Net Assets, End of Year (000's)                     $     36,566     $   40,688     $   46,047     $   49,584     $   50,487

      Ratio of Expenses to Average Net Assets                     1.99%          1.85%          1.82%          1.70%          1.90%

      Ratio of Net Investment Income to
         Average Net Assets                                       2.09%          2.97%          2.03%          2.88%          2.75%

      Portfolio Turnover Rate                                       68%           166%           137%            96%            94%
                                  2
      Average Commission Rate Paid                        $     0.0344             --             --             --             --

---------------------------------

1. In 1995 and 1994, net investment income per share has been computed before adjustments for book/tax differences.

2. Represents average commission rate paid per share on purchases and sales of equity securities by the Fund, as computed under SEC rule effective with the Fund's 1996 fiscal year. Prior period rates have not been presented as permitted by the rule.

                      See "Notes to Financial Statements"

BAILARD, BIEHL & KAISER DIVERSA FUND
NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


Note 1 - Summary of Significant Accounting Policies

Bailard,  Biehl & Kaiser  Diversa  Fund (the  "Fund") is the sole  series of the
Bailard, Biehl & Kaiser Fund Group, which was organized as a Massachusetts business trust in August 1986 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The following significant accounting policies are followed by the Fund in the preparation of its financial statements and are in conformity with generally accepted accounting principles.

Security Valuation

Each listed investment security is valued at the closing price reported by the principal securities exchange on which the issue is traded or, if no sale is reported, the mean of the closing bid and asked prices. Securities which are traded over-the-counter are normally valued at the mean of the closing bid and asked prices quoted by major dealers of such securities, or, in the absence of such prices, as determined in good faith by, or under procedures determined by, the Trustees of the Fund. Short-term obligations with a maturity of 60 days or less are valued at amortized cost which approximates market.

The Fund's investment in foreign securities may entail risks due to the potential of political and economic instability in the countries in which the securities are offered or the issuers conduct their operations. It is the Fund's policy to continuously monitor its exposure to these risks.

Foreign Currency

Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values at the mean of the bid and offer price of such currency against U.S. dollars last quoted on the valuation date. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired.

The Fund includes foreign exchange gains and losses from dividends and interest receivable and other foreign-currency denominated payables and receivables in realized and unrealized gain (loss) on foreign currency. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are included with net realized and unrealized gain (loss) on investments.

Forward Foreign Currency Exchange Contracts

In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward foreign currency exchange contracts ("contracts"). Additionally, from time to time the Fund may enter into contracts to sell foreign currencies to hedge certain foreign currency assets. All commitments are "marked-to-market" daily at the applicable translation rates supplied by a quotation service and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Fund records realized gains or losses at the time the forward contract is settled. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision is made for Federal income taxes.

For the fiscal year ended September 30, 1996, the Fund distributed to shareholders $2,229,000 of long term capital gains.

BAILARD, BIEHL & KAISER DIVERSA FUND
NOTES TO FINANCIAL STATEMENTS - (Continued)

--------------------------------------------------------------------------------


Note 1 - Continued

Paid in capital, undistributed net investment income and undistributed realized net gain have been adjusted for permanent book-tax differences. Reclassifications between undistributed net investment income and undistributed realized net gain arose principally from differing book and tax treatments for foreign currency transactions.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other

Investment security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date or when the Fund first becomes aware of such dividends. Interest income is recorded on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date.

The Fund uses the identified cost method for determining realized gain or loss on investments.

Note 2 - Purchases and Sales of Securities

For the year ended September 30, 1996, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $18,372,065 and $23,124,485, respectively. Purchases and sales of U.S. Government obligations aggregated $6,593,745 and $4,271,988, respectively.

Note 3 - Management Fee and Other Transactions with Affiliates

The Fund has an Investment Advisory and Management Agreement with Bailard, Biehl & Kaiser, Inc. (the Advisor). The Agreement requires the payment of a monthly fee computed on an annual basis as follows:

      .95% of the first $75,000,000 of the average daily net assets of the Fund; .80% on the next $75,000,000;
      .65% on amounts in excess of $150,000,000.

The Advisor has agreed to reimburse the Fund to the extent that the Fund's operating expenses (as defined) exceed 2.5% of the first $30 million, 2.0% of the next $70 million, and 1.5% of the remaining average net assets of the Fund.

As approved by the Trustees, the Fund has entered into an agreement with its custodian, Brown Brothers Harriman & Co. ("BBH & Co."), whereby brokerage commissions charged on U.S. equity trades executed through BBH & Co. are available to offset custody transaction charges. For the year ended September 30, 1996, there were no such credits. In addition, the Fund did not receive any other credits which reduced its expenses for the year ended September 30, 1996.

Certain officers and Trustees of the Fund are currently officers and directors of Bailard, Biehl & Kaiser, Inc. and receive compensation of $500 per year from the Fund. Each other Trustee is compensated by the Fund at the rate of $6,000 per year plus an attendance fee of $1,000 for each Trustees' meeting attended and related travel expenses.

BAILARD, BIEHL & KAISER DIVERSA FUND
NOTES TO FINANCIAL STATEMENTS - (Continued)

--------------------------------------------------------------------------------


Note 4 - Unrealized Appreciation (Depreciation) on a Tax Basis

Unrealized appreciation (depreciation) at September 30, 1996 based on cost of securities of $33,448,532 for federal income tax purposes, consists of the following:

             Gross unrealized appreciation                    $    4,097,245
             Gross unrealized depreciation                        (1,080,567)
                                                              --------------

             Net unrealized appreciation                      $    3,016,678
                                                              ==============

Note 5 - Forward Foreign Currency Contracts

At September 30, 1996, the Fund had entered into forward foreign currency contracts which obligated the Fund to exchange currencies at specified future dates. At the maturity of a forward contract, the Fund may either make delivery of the foreign currency from currency held, if any, or from the proceeds of portfolio securities sold, or it may terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward value of amounts due to the Fund under the contracts, including contracts which have been offset but remained unsettled, has been netted against the forward value of the currency to be delivered by the Fund and the remaining amount is shown as receivable (payable) for forward currency contracts in the financial statements. Open forward foreign currency exchange contracts outstanding at September 30, 1996 were as follows:

                                                                   Unrealized
      Currency                 Currency         Delivery          Appreciation
     Receivable             Deliverable             Date         (Depreciation)
     ----------             -----------             ----         --------------

     $  195,056       DKr     1,106,940         10/29/96         $      5,804
         60,313        A$        76,416         11/29/96                 (77)
        134,804       (Y)    14,437,500         11/29/96                4,358
        320,578        DM       477,773         12/09/96                6,180
        227,842   (pound)       145,924         12/10/96                (459)
        211,090        FF     1,068,114         12/10/96                3,462
        300,000       NLG       499,170         12/11/96                6,934
         50,000       CHF        61,200         12/12/96                  819
         25,000       FIM       113,580         12/12/96                   14
        110,318   (pound)        70,944         12/16/96                (674)
        185,975       NLG       312,810         12/16/96                2,246
         50,648       SEK       337,825         12/16/96                (422)
        319,777        DM       480,305         12/18/96                3,500
        344,709        C$       470,872         12/20/96              (2,312)
         30,253       ITL    46,473,000         12/20/96                (104)
        442,727       (Y)    47,832,713         12/24/96                8,712
                                                                 ------------

                                                                 $     37,981
                                                                 ============


                                Currency Legend:

         A$     - Australian Dollar                  FIM   - Finnish Markka
         C$     - Canadian Dollar                    ITL   - Italian Lira
         CHF    - Swiss Franc                        NLG   - Netherlands Guilder
         Dkr    - Danish Kroner                      SEK   - Swedish Krona
         DM     - German Mark                    (pound)   - British Sterling
         FF     - French Franc                       (Y)   - Japanese Yen

BAILARD, BIEHL & KAISER DIVERSA FUND
INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


To the Shareholders and the Board of Trustees of Bailard, Biehl & Kaiser Diversa Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Bailard, Biehl & Kaiser Diversa Fund at September 30, 1996, and the results of its operations, the changes in its net assets and its financial highlights for the periods indicated in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1996 by correspondence with the custodian and brokers (and the application of alternative auditing procedures where confirmations from brokers were not received), provide a reasonable basis for the opinion expressed above.




Price Waterhouse LLP
Boston, Massachusetts
November 15,  1996

                               BB&K Diversa Fund

                         Diversa        MSWLD(lp       MS WORLD ND$

Dec-86                  $ 10,000        $ 10,000        $ 10,000
Mar-87                  $ 11,192        $ 11,685        $ 12,271
Jun-87                  $ 11,302        $ 12,421        $ 12,999
Sep-87                  $ 11,716        $ 13,180        $ 13,795
Dec-87                  $ 10,807        $ 10,005        $ 11,633
Mar-88                  $ 11,129        $ 11,297        $ 12,991
Jun-88                  $ 11,420        $ 11,754        $ 12,862
Sep-88                  $ 11,249        $ 11,899        $ 12,900
Dec-88                  $ 11,529        $ 12,657        $ 14,366
Mar-89                  $ 11,777        $ 13,467        $ 14,689
Jun-89                  $ 12,343        $ 13,892        $ 14,482
Sep-89                  $ 12,776        $ 15,179        $ 16,172
Dec-89                  $ 13,009        $ 15,726        $ 16,771
Mar-90                  $ 12,599        $ 13,889        $ 14,352
Jun-90                  $ 13,166        $ 14,637        $ 15,516
Sep-90                  $ 11,474        $ 11,371        $ 12,665
Dec-90                  $ 11,762        $ 12,334        $ 13,899
Mar-91                  $ 13,087        $ 14,123        $ 15,273
Jun-91                  $ 12,793        $ 13,809        $ 14,751
Sep-91                  $ 13,091        $ 14,308        $ 15,795
Dec-91                  $ 13,656        $ 14,356        $ 16,458
Mar-92                  $ 13,456        $ 13,698        $ 15,105
Jun-92                  $ 13,469        $ 13,432        $ 15,379
Sep-92                  $ 13,903        $ 13,453        $ 15,635
Dec-92                  $ 14,266        $ 14,166        $ 15,594
Mar-93                  $ 15,352        $ 15,108        $ 16,939
Jun-93                  $ 15,717        $ 14,743        $ 17,973
Sep-93                  $ 16,571        $ 16,474        $ 18,821
Dec-93                  $ 17,366        $ 17,157        $ 19,125
Mar-94                  $ 16,425        $ 16,748        $ 19,242
Jun-94                  $ 15,945        $ 16,832        $ 19,823
Sep-94                  $ 16,040        $ 17,067        $ 20,249
Dec-94                  $ 15,730        $ 17,016        $ 20,100
Mar-95                  $ 16,492        $ 16,786        $ 21,046
Jun-95                  $ 17,490        $ 17,475        $ 21,949
Sep-95                  $ 18,111        $ 19,171        $ 23,181
Dec-95                  $ 18,982        $ 20,339        $ 24,287
Mar-96                  $ 19,352        $ 21,465        $ 25,280
Jun-96                  $ 19,650        $ 22,287        $ 26,016
Sep-96                  $ 19,948        $ 22,636        $ 26,363



Average Annual Total
Return


1 Year         5 Year              Since Inception
10.09%          8.73%                   7.26%


As mandated by the Securities and Exchange Commission, the above graph shows the historic growth of a $10,000 investment in the Bailard, Biehl & Kaiser Diversa Fund since December 18, 1986. We compare this investment to the growth of the Morgan Stanley World stock index over the same time period. This index, which measures the performance of the domestic and international equity markets, is given in both U.S. dollar and local currency terms. The index does not measure the performance of the Fund's other asset classes, including domestic and international bonds and real estate securities. As the graph indicates, a $10,000 investment in the Bailard, Biehl & Kaiser Diversa Fund would have grown to $19,948 by September 30, 1996.



* Average annual total returns for investment periods ended September 30, 1996: 12 months: 10.09%; 5 years: 8.73% annualized; since inception (12/18/86): 7.26%, annualized. As required by the Securities and Exchange Commission, these figures reflect the average annual compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Fund were reinvested at net asset value. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser Diversa Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.